UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

MARATHON DIGITAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 NE 3rd Avenue
Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 12, 2023, Marathon Digital Holdings, Inc. (the “Company”) received a comment letter from the Corporation Finance Staff of the Securities and Exchange Commission relating to, among other things, certain accounting matters regarding the classification of “proceeds from sale of digital assets” in operating activities. The comment resulted in our moving this to investing activities.

On August 3, 2023, the Company’s Audit Committee of the Board of Directors, after consultation with Marcum LLP, the Company’s independent auditor, concluded that due to certain accounting errors, as described below, the previously issued unaudited condensed consolidated statements of cash flows contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, (the “Impacted Financial Statements”) should no longer be relied upon. Similarly, related earnings releases and other financial communications for these periods should no longer be relied upon.

Management and the Audit Committee have discussed these matters with Marcum LLP.

The error has been corrected through the addition of a restatement footnote as footnote 3 in the Impacted Financial Statements with the Form 10-Q for the six months ended June 30, 2023, which reclassifies “proceeds from sale of digital assets” from operating activities to investing activities.

The information set forth herein solely refers to restatement issues in the Impacted Financial Statements and does not reflect any changes in accounting policy.

Item 9.01 Exhibits

104	Inline XBRL

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrants ability to complete the restatement and correction of the accounting errors described in this Current Report on Form 8-K, the Registrant’s ability to file its 2022 Form 10-K within fifteen days of its due date, the Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2023

MARATHON DIGITAL HOLDINGS, INC.

By:	/s/ Salman Khan
Name:	Salman Khan
Title:	Chief Financial Officer